UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
____________________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  July 1, 2010
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STEELE RECORDING CORPORATION
(Exact Name of Registrant as Specified in Charter)

Nevada	333-143970	75-3232682
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3504 South 5175 West Cedar City, Utah	84720
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (435) 592-5553

__________________
 (Registrant’s former address and telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01  Split of Registrant’s Outstanding Shares

Effective July 1, 2010 the Registrant’s outstanding shares of common stock were split 10-for-1 and the total shares outstanding increased from 9,550,000 to 95,500,000.

Item 5.02  Departure of Director; Appointment of Directors

As previously reported in the Registrant’s Schedule 14F-1, on July 1, 2010 Mack Steele resigned as a Director of the Registrant and Pauline Schneider and David McClelland were appointed to the Board of Directors joining Peter Kristensen who will continue as Chairman and CEO of the Registrant.

Item 5.03  Amendment to Articles of Incorporation

The Registrant filed a Certificate of Change with the Nevada Secretary of State to be effective July 1, 2010 reflecting a 10-for-1 forward stock split. The amount of authorized shares did not change.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 1, 2010	STEELE RECORDING CORPORATION

By: /s/ Peter Kristensen
Peter Kristensen, Chief Executive Officer